Exhibit 10.2

PARTICIPANTS AS OF JANUARY 1, 2011

UNDER THE EXECUTIVE MANAGEMENT INCENTIVE PLAN

John V. Faraci	Chairman and Chief Executive Officer

John N. Balboni	SVP and Chief Information Officer, Information Technology

C. Cato Ealy	SVP, Corporate Development

Tommy S. Joseph	SVP, Manufacturing, Technology, EHS&S, and Global Sourcing

Thomas G. Kadien	SVP, Consumer Packaging and IP Asia

Paul J. Karre	SVP, Human Resources and Communications

Mary A. Laschinger	SVP and President, xpedx

Tim S. Nicholls	SVP and Chief Financial Officer

Maximo Pacheco	SVP and President, IP Europe, Middle East, Africa and Russia

Carol L. Roberts	SVP, Industrial Packaging

Maura A. Smith	SVP, General Counsel, Corporate Secretary and Global Government Relations

Mark S. Sutton	SVP, Printing & Communications Papers the Americas

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EXECUTIVE MANAGEMENT INCENTIVE PLAN

2011 COMPANY BUSINESS OBJECTIVE

AND INTERMEDIATE PERFORMANCE OBJECTIVES

Plan Element	162(m) Limit Approved by MDCC

COMPANY BUSINESS OBJECTIVE:	POSITIVE EBITDA BEFORE SPECIAL ITEMS

INTERMEDIATE PERFORMANCE OBJECTIVES:	SAME AS 2011 MANAGEMENT INCENTIVE PLAN OBJECTIVES

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